UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2013

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589 01-0404322
(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04543
(Address of principal executive offices) (Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events                                    Page 1

Signatures                                         Page 2

Section 8 - Other Events

Item 8.01.    Other Events.

On March 28, 2013, The First Bancorp, Inc. announced that it has consummated the public common stock offering underwritten by Keefe, Bruyette & Woods, Inc. that was announced on March 25, 2013 and completed on March 26, 2013. The company issued 760,771 shares of the Company's common stock, which included the underwriter's exercise of an over-allotment option to issue an additional 99,231 shares of common stock, at a price to the public of $16.25 per share for gross proceeds of $12.4 million .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD
---------------------
F. Stephen Ward
Executive Vice President & Chief Financial Officer

Dated: March 28, 2013